UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 29, 2019
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 U.S. Silica Holdings, Inc.
(Exact name of registrant as specified in its charter)
 ________________________________________

 Delaware
(State or other jurisdiction of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

24275 Katy Freeway, Suite 600, Katy, Texas	77494
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 258-2170
 ________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On May 29, 2019, Bryan Shinn, President and Chief Executive Officer of U.S. Silica Holdings, Inc. (“U.S. Silica”), will present at the KeyBanc Industrials and Basic Materials Conference in Boston, Massachusetts, and discuss, among other things, U.S. Silica’s business outlook. The presentation is available on the U.S. Silica Investor Relations website at https://ussilica.gcs-web.com/events.

Cautionary Statement Regarding Forward-Looking Statements
The presentation referred to above contains “forward-looking statements” within the meaning of the federal securities laws - that is, statements about the future, not about past events. Such statements often contain words such as “expect,” “may,” “believe,” “plan,” “estimate,” “intend,” “anticipate,” “should,” “could,” “will,” “see,” “likely,” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain, such as statements about our financial and performance targets and other forecasts or expectations regarding, or dependent on, our business outlook; growth for our company as a whole and for each of our reporting segments (and for specified products lines within each segment); demand for our products; improvements in operating procedures and technology, including our development of new products; our ability to increase profitability for certain products or product lines; our capital expenditures; the business strategies of our customers; the success of our acquisitions, joint ventures and alliances; future global economic conditions; and future results of operations. These statements are subject to risks and uncertainties, including, but not limited to, global economic conditions; changes in production spending by companies in the oil and gas industry and changes in the level of oil and natural gas exploration and development; general economic, political and business conditions in key regions of the world; pricing pressure; weather and seasonal factors; the cyclical nature of our customers’ business; our inability to meet our financial and performance targets and other forecasts or expectations; operational modifications, delays or cancellations; prices for electricity, natural gas and diesel fuel; changes in government regulations and regulatory requirements, including those related to mining, explosives, chemicals, and oil and gas production; and other risks and uncertainties detailed in our most recent Forms 10-K, 10-Q, and 8-K filed with or furnished to the U.S. Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those reflected in our forward-looking statements. The forward-looking statements speak only as of the date of the presentation referred to above, and we disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May  29, 2019

U.S. SILICA HOLDINGS, INC.

/s/ W. Andrew Macan
W. Andrew Macan
Senior Vice President, General Counsel & Corporate Secretary